Exhibit 99.1

MMMMMMMMMMMM . Admission Ticket MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on [•], 201[•]. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/CBOE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. For Against Abstain For Against Abstain 1. To approve the issuance of shares of CBOE Holdings, Inc. common stock pursuant to the Agreement and Plan of Merger, dated as of September 25, 2016 by and among CBOE Holdings, Inc., two wholly owned subsidiaries of CBOE Holdings, Inc. and Bats Global Markets, Inc. (the “share issuance proposal”) 2. To adjourn the special meeting, if necessary or appropriate, including to permit further solicitation of proxies in favor of the share issuance proposal if there are insufficient votes at the time of the special meeting to approve the share issuance proposal. NOTE: Such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting. Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 2 9 5 5 7 8 1 0 2GI3C MMMMMMMMM B A Special Meeting Proxy Card (Preliminary) 1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. ADMISSION TICKET — SPECIAL MEETING OF STOCKHOLDERS Special Meeting of Stockholders CBOE HOLDINGS, INC. [•], 201[•] 9:00 A.M. 400 South LaSalle Street, Fourth Floor Chicago, Illinois 60605 This Admission Ticket only admits the stockholder identified on the reverse side and is non-transferable. We may also ask you to present valid photo identification to enter the Special Meeting. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy — CBOE HOLDINGS, INC. (Preliminary) Special Meeting of Stockholders — [•], 201[•] THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints William J. Brodsky, Joanne Moffic-Silver and Edward T. Tilly, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of CBOE Holdings, Inc. common stock that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the company to be held on [•], 201[•] or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. (Items to be voted appear on reverse side.) Non-Voting Items Change of Address — Please print your new address below. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C